UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2006

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 W. Riverside Avenue, Suite 400 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 467-6993

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

AmericanWest Bancorporation Announces 2006 First Quarter Results and Initiation of a Quarterly Cash Dividend, on the press release attached as Exhibit 99.1.

Section 5 – Corporate Governance and Management

Item 5.02	– Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) As previously disclosed in the Company’s proxy statement, the Board of Directors nominated six of the seven then-serving directors for reelection to the Board at the Company’s 2006 Annual Meeting of Shareholders, James Rand Elliott having chosen not to be renominated in order to pursue other interests. The six nominees were all duly elected at the Annual Meeting of Shareholders held on April 25, 2006.

In addition, AmericanWest Bancorporation Announces New Chairman of the Board, on the press release attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit No.	Exhibit Description

	99.1	Press release dated April 25, 2006, titled “AmericanWest Bancorporation Announces 2006 First Quarter Results and Initiation of a Quarterly Cash Dividend”

	99.2	Press release dated April 26, 2006, titled “AmericanWest Bancorporation Announces New Chairman of the Board”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington Corporation

Dated: April 28, 2006	/s/ Robert M. Daugherty
Robert M. Daugherty,
President and CEO